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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's Registration Statement on Form S-8 filed November 19, 1997, Registration No. 333-40573.


                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
April 6, 1999